UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

CSB BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	0-21714	34-1687530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 North Clay Street, P.O. Box 232, Millersburg, OH		44654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 674-9015

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $6.25 per share	CSBB	OTC-PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director J. Thomas Lang, having reached mandatory retirement age, could not stand for re-election and retired effective as of the CSB Bancorp, Inc. (“CSB”) 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”).

On May 1, 2020, Mr. Brett Gallion, age 33, was appointed Senior Vice President, Chief Operating Officer, and Chief Information Officer of CSB.

Mr. Gallion has held the position of Senior Vice President, Chief Operating Officer, and Chief Information Officer of The Commercial & Savings Bank (the “Bank”), a wholly owned affiliate, since October 2018; Senior Vice President and Senior Operations Officer of the Bank since February 2016, and joined the Bank in 2004.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

CSB held the 2020 Annual Meeting on April 29, 2020. At the close of business on March 3, 2020, the voting record date, there were 2,742,350 CSB common shares outstanding and entitled to vote. At the 2020 Annual Meeting, 1,964,563, or 71.6%, of the outstanding common shares entitled to vote were represented by proxy or in person.  A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

(1)	Election of two directors to serve a three-year term expiring at the 2023 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
Robert K. Baker	1,506,067	17,108	441,388
Vikki G. Briggs	1,496,269	26,906	441,388

Other directors whose term of office continued after the Annual Meeting:

Julian L. Coblentz

Cheryl M. Kirkbride

Jeffery A. Robb, Sr.

Eddie L. Steiner

(2)	Ratification of the appointment of S.R. Snodgrass, P.C. as CSB’s independent registered public accounting firm for the 2020 fiscal year:

Number of Votes:
For	Against	Abstain	Uncast
1,944,636	5,672	12,655	1,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and
Chief Financial Officer

Date: May 1, 2020